SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting  Material  Pursuant  to  Section   240.14a-11(c)  or  Section
    240.14a-12

                           USAA State Tax-Free Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
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5)  Total fees paid:
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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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1)  Amount Previously Paid:
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4)  Date Filed:
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

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USAA MUTUAL FUND SHAREHOLDERS: YOUR VOTE COUNTS
-------------------------------------------------------------------------------

[VOTE BUTTON]  If you own a USAA mutual fund as of May 25,  2001,  you recently
[GRAPHIC]      received  a proxy  statement  in the  mail.  It tells  you about important issues that affect USAA mutual funds.

               The USAA mutual fund board of directors has carefully considered the proposals and recommends voting IN FAVOR OF all of the proposals. Your "FOR" vote on these issues will enable USAA to meet your future investment needs with the quality you expect.

               Please review your proxy statement and submit your vote on or before the shareholder meeting on JULY 20, 2001.

-------------------------
  BEFORE YOU VOTE             FOUR WAYS TO VOTE
* Read your proxy
  statement and               1 INTERNET
  determine your vote.        *  Go to: PROXYVOTE.COM [LINK TO VOTING SITE]
                              *  Enter the 12-digit control number
* Have your proxy                from each proxy card.
  card(s) available.          *  Follow the instructions on the site.
  You should have a
  separate proxy card         2  PHONE                             [GRAPHIC]
  for each of your            *  Call toll-free, 1-800-690-6903.   [SAMPLE]
  accounts.                   *  Enter the 12-digit control number [PROXY CARD]
                                 from each proxy card.
* If you did not receive      *  Follow the recorded instructions.
  proxy cards or if you
  have questions about        3 MAIL
  voting, call toll-free,     *  Mark your choices and sign each proxy
  1-800-245-4275.                card.
 ------------------------     *  Return your completed proxy card(s) in
                                 the provided postage-paid envelope.
-------------------
A MESSAGE FROM                4 IN PERSON
THE CHAIRMAN:                   You are invited to attend the mutual fund
ROBERT G. DAVIS                 shareholders' meeting:
[LINK TO PROXY
SUMMARY STATEMENT]
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                       July 20, 2001, 2 p.m. Central Time
                      USAA Building, McDermott Auditorium
                  9800 Fredericksburg Road, San Antonio, Texas